THIRD AMENDMENT
TO NOTE AND WARRANT PURCHASE AGREEMENT

THIS THIRD AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT (this "Amendment") is dated as of January 2, 2008, by and among ISI Security Group, Inc., formerly known as ISI Detention Contracting Group, Inc., a Delaware corporation (successor-by-merger to ISI Security Group, Inc., an unrelated entity), a Delaware corporation (the "Company"), Argyle Security, Inc., a Delaware corporation ("Parent"), the other Guarantors (as defined in the Purchase Agreement) from time to time party to the Purchase Agreement (such Guarantors together with Parent, collectively, the "Guarantors"), and William Blair Mezzanine Capital Fund III, L.P., a Delaware limited partnership (the "Purchaser").

RECITALS:

WHEREAS, the Company, the Purchaser and the Guarantors previously entered into that certain Note and Warrant Purchase Agreement dated as of October 22, 2004, as amended by that certain Omnibus First Amendment to Note and Warrant Purchase Agreement and Warrant dated as of November 1, 2005, and by that certain Omnibus Second Amendment to Note and Warrant Purchase Agreement dated July 31, 2007 (as further amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement");

WHEREAS, the Company desires to authorize, issue and sell to Purchaser a new senior subordinated promissory note ("Note A") in the aggregate principal amount of $5,000,000, and Purchaser desires to purchase from the Company Note A;

WHEREAS, in connection with the sale and issuance of Note A, the Company, the Purchaser and the Guarantors now desire to further amend the Purchase Agreement to, among other things, add the sale and issuance of Note A to the Purchase Agreement; and

WHEREAS, capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.

NOW, THEREFORE, in consideration of the above premises, the agreements contained herein and other good and valuable consideration, the adequacy, sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to the Purchase Agreement.

(a) Section 1.1 of the Purchase Agreement is hereby amended by inserting the following definitions in their proper alphabetical order to read as follows:

"Note A" means that certain Senior Subordinated Promissory Note dated January 2, 2008, in the aggregate original principal amount of Five Million and 00/100 Dollars ($5,000,000), made payable by the Company in favor of the Purchaser, in substantially the form as set forth in Exhibit A attached hereto, with appropriate insertions, as may be amended, restated, substituted, replaced or otherwise modified from time to time.

"Notes" means, collectively, the Note and Note A.

"Third Amendment Closing Date" means January 2, 2008.

(b) Section 1.1 of the Purchase Agreement is hereby amended by amending and restating the following definition in its entirety:

"Current Interest" shall have the applicable meaning assigned to such term in each of the Note and Note A, respectively.

(c) Section 1.1 of the Purchase Agreement is hereby amended by replacing the term "Note" with the term "Notes" each time such term appears in each of the following definitions: "Majority Holders", "Material Adverse Effect", "Obligations", "Related Transactions", "Securities", "Transaction Documents".

(d) Section 2.1 of the Purchase Agreement is hereby deleted in its entirety and restated to read as follows:

2.1 Authorization of the Securities. The Company authorized the issuance and sale of the Note and Warrant on the Closing Date. The Company shall authorize the issuance and sale of Note A on the Third Amendment Closing Date.

(e) Section 2.2 of the Purchase Agreement is hereby amended by inserting a new clause (c) thereto immediately after clause (b) to read as follows:

(c) On the Third Amendment Closing Date, the Company shall sell and issue to the Purchaser and, subject to the terms and conditions set forth herein, the Purchaser shall purchase from the Company, Note A at an aggregate purchase price equal to $5,000,000.

(f) Section 4.7(a) of the Purchase Agreement is hereby deleted in its entirety and restated to read as follows:

(a) Capital Expenditure Limits. The Company and its Subsidiaries, on a consolidated bases, shall not make Capital Expenditures in excess of (i) $2,300,000, in the aggregate, for the 2007 Fiscal Year, (ii) $2,500,000, in the aggregate, for the 2008 Fiscal Year and (iii) $600,000, in the aggregate, during each Fiscal Year thereafter.

(g) The Purchase Agreement is hereby amended by replacing the term "Note" with the term "Notes" each time such term appears in each of the following Sections of the Purchase Agreement: 4, 4.5(t), 4.6, 4.6(i), 4.7, 5.3, 5.4, 6.2, 7.1, 7.2, 8, 8.1, 8.2, 8.3, 9.3, 9.4, 9.5, 9.16, 9.17, 9.18, 9.19 and 9.20. For the avoidance of doubt, the term "Note" is replaced with the term "Notes" each time such term appears in Section 3 through the end of Section 9 of the Purchase Agreement, other than Sections 4.7(b) and 4.7(c).

Section 3. Representations and Warranties. To induce the Purchaser to enter into this Amendment, the Company and Parent, jointly and severally, represent and warrant that:

(a) Representations, Warranties; No Default. The warranties and representations of the Company and Guarantors contained in the Transaction Documents shall be true and correct as of the effective date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date. No Event of Default has occurred and is continuing and no event has occurred and is continuing which, with the lapse of time, the giving of notice, or both, would constitute an Event of Default under the Purchase Agreement.

(b) Organizational Authority. (i) The execution, delivery and performance by the Company and each Guarantor of this Amendment are within its corporate powers and have been duly authorized by all necessary corporate action, (ii) this Amendment is the legal, valid and binding obligation of the Company and each Guarantor enforceable in accordance with its terms and (iii) neither the execution and delivery nor the performance by the Company and each Guarantor of this Amendment (1) violates any law or regulation, or any other decree of any governmental body, (2) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound, (3) results in the creation or imposition of any Lien, upon any of the Collateral other than Liens in favor of the Senior Lender, (4) violates or conflicts with the certificate of incorporation or bylaws of such Person, or (5) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained.

(c) Use of Proceeds. Proceeds from the purchase of Note A shall be used by the Company solely for its operations, acquisitions, mergers, and capital expenditures, including but not limited to all costs, fees, expenses and other expenditures related to: (i) the purchase by the Company of substantially all of the assets of Peterson Detention, Inc., a California corporation (the "Peterson Acquisition"); (ii) the purchase by the Company of substantially all of the assets of FireQuest, Inc., a Texas corporation (the "FireQuest Acquisition"); and (iii) the purchase by the Company of all the issued and outstanding units of ownership of ComTec Security, LLC, a Wisconsin limited liability company (the "ComTec Acquisition"). The Company and the Guarantors hereby acknowledge that Section 4.5(c) of the Purchase Agreement prohibits the Company and any of its Subsidiaries from directly or indirectly purchasing or acquiring the Capital Stock, securities, assets or ownership interests of any other Person. Notwithstanding Section 4.5(c) of the Note Purchase Agreement, the Purchaser hereby consents to the Peterson Acquisition, the Firequest Acquisition and the ComTec Acquisition and waives any Event of Default that would arise under Section 4.5(c) of the Purchase Agreement solely as a result of the consummation of the Peterson Acquisition, the Firequest Acquisition and the ComTec Acquisition.

Section 6. Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

(a) Investment Fee. The Company shall have paid to the Purchaser an investment fee in the amount of $83,333.33.

(b) No Default. No Potential Event of Default or Event of Default under the Purchase Agreement shall have occurred and be continuing.

(c) Warranties and Representations. The warranties and representations of the Company and each Guarantor contained in the Transaction Documents shall be true and correct as of the effective date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date.

(d) Officer's Certificate. The Company shall have delivered an Officer's Certificate to the Purchaser, in form and substance acceptable to the Purchaser, together true and complete fully executed copies of each purchase agreement in connection with the Peterson Acquisition, the Firequest Acquisition and the ComTec Acquisition, along with each schedule, exhibit, agreement and other document in connection therewith, respectively.

Section 7. Reference and Effect on Operative Documents.

(a) Ratification. Except as specifically amended above, the Purchase Agreement and the other Transaction Documents, as amended, shall remain in full force and effect. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not effect a novation of the Purchase Agreement or any other Transaction Document. The Company and each Guarantor hereby ratifies and reaffirms each of the terms and conditions of the Transaction Documents to which it is a party and all of its obligations thereunder.

(b) No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser under the Purchase Agreement or any of the other Transaction Documents.

(c) References. Upon the effectiveness of this Amendment, each reference in (a) the Purchase Agreement to "this Agreement," "hereunder," "hereof," or words of similar import, (b) the Warrant to "this Warrant," "hereunder," "hereof," or words of similar import and (c) any other Transaction Document to "the Agreement," "the Purchase Agreement" or "the Warrant" shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Purchase Agreement, the Warrant or such other Transaction Documents, as applicable, as amended hereby.

Section 8. Miscellaneous.

(a) Fees and Expenses. Pursuant to Section 9.1 of the Purchase Agreement, the Company agrees to pay on demand all reasonable legal fees and out-of-pocket costs and expenses of or incurred by the Purchaser in connection with the instruments and agreements contemplated hereby.

(b) Effectuation. This Amendment shall be effective once the Company, the Purchaser and the Guarantors have executed and delivered this Amendment.

(c) Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(d) Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed and delivered, shall be an original, and all of which together shall constitute one and the same instrument.

(e) Governing Law. This Amendment shall be governed by the laws of the State of Illinois, without giving effect to its conflict of laws principles.

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Signature Page to Third Amendment to Note and Warrant Purchase Agreement

COMPANY:

ISI SECURITY, GROUP, INC., formerly known as ISI Detention Contracting Group, Inc., a Delaware corporation, (successor-by-merger to ISI Security Group, Inc., a Delaware corporation, an unrelated entity)

By: ___________________________
Name: Sam Youngblood
Title: CEO

PURCHASER:

WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P.

By: William Blair Mezzanine Capital Partners III, L.L.C. its General Partner

By: ___________________________
Name: David M. Jones
Its: Managing Director

Signature Page to Third Amendment to Note and Warrant Purchase Agreement

COMPANY:

ISI SECURITY GROUP, INC., a Delaware corporation formerly known as ISI Detention Contracting Group, Inc.

By: ______________________
Name: Sam Youngblood
Title: CEO

PURCHASER:

WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P.

By: William Blair Mezzanine Capital Partners III, L.L.C.
its General Partner

By: ______________________
Name: David M. Jones
Its: Managing Director

Signature Page to Third Amendment to Note and Warrant Purchase Agreement

GUARANTORS:

ISI DETENTION CONTRACTING GROUP, LTD., a Texas limited partnership

By: ISI Detention Contracting Group, Inc.
a Texas corporation
its General Partner

By: ______________________
Name: Sam Youngblood
Title: CEO

ISI DETENTION CONTRACTING GROUP, INC., a Texas corporation

By: ______________________
Name: Sam Youngblood
Title: CEO

ISI DETENTION CONTRACTING GROUP, INC., a California corporation

By: ______________________
Name: Sam Youngblood
Title: CEO

ISI DETENTION CONTRACTING GROUP, INC., a New Mexico corporation

By: ______________________
Name: Sam Youngblood
Title: CEO

ISI DETENTION SYSTEMS, INC.,
a Texas corporation

By: ______________________
Name: Sam Youngblood
Title: CEO

ISI SYSTEMS, LTD., a
Texas limited partnership

By: ISI Detention Systems, Inc.,
a Texas corporation
its General Partner

By: ______________________
Name: Sam Youngblood
Title: CEO

METROPLEX CONTROL SYSTEMS, INC., a Texas corporation

By: ______________________
Name: Sam Youngblood
Title: CEO

ISI CONTROLS, LTD., a Texas limited partnership

By: Metroplex Control Systems, Inc.,
a Texas corporation
its General Partner

By: ______________________
Name: Sam Youngblood
Title: CEO

Signature Page to Third Amendment to Note and Warrant Purchase Agreement

GUARANTORS (Continued):

METROPLEX COMMERCIAL FIRE AND SECURITY ALARMS, INC., a Texas corporation

By: ______________________
Name: Sam Youngblood
Title: CEO

MCFSA, LTD., a Texas limited partnership

By: Metroplex Commercial Fire and Security Alarms, Inc., its sole general partner

By: ______________________
Name: Sam Youngblood
Title: CEO

ARGYLE SECURITY, INC., a Delaware corporation (to be known as Argyle Security, Inc.)

By: ______________________
Name: ______________________
Title: ______________________

Signature Page to Third Amendment to Note and Warrant Purchase Agreement

GUARANTORS (Continued):

METROPLEX COMMERCIAL FIRE AND SECURITY ALARMS, INC., a Texas corporation

By: ________________________
Name: Sam Youngblood
Title: CEO

MCFSA, LTD., a Texas limited partnership

By: Metroplex Commercial Fire and Security Alarms, Inc., its sole general partner

By: ________________________
Name: Sam Youngblood
Title: CEO

ARGYLE SECURITY, INC., a Delaware corporation (to be known as Argyle Security, Inc.)

By: ________________________
Name: Don Neville
Title: Chief Financial Officer